UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 12, 2005

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Wal-Mart Stores, Inc. is furnishing the following information:

We will issue a press release (the “Press Release”) on May 12, 2005 that will disclose information regarding our results of operations for our fiscal quarter ended April 30, 2005. A copy of the Press Release is being furnished and included herewith as Exhibit 99.1.

The Press Release contains a non-GAAP financial measure (as that term is defined in Item 10(e) of the Commission’s Regulation S-K). A statement providing a reconciliation from that non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with generally accepted accounting principles is also included in the Press Release. Management included the non-GAAP financial measure in the Press Release because it believes such measure provides investors with an important perspective on the contribution of certain items to our earnings per share as calculated in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 12, 2005

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
Name: Charles M. Holley, Jr.
Title: Senior Vice President and Controller